Intangible Assets and Deferred Costs - Schedule of Intangible Assets and Deferred Costs (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Cost:
Product and distribution rights, cost	$ 85,174	$ 83,391
Intangible assets and deferred costs, cost	85,174	83,391
Accumulated amortization:
Product and distribution rights, accumulated amortization	76,762	74,539
Intangible assets and deferred costs, accumulated amortization	76,762	74,539
Intangible assets and deferred costs, net	$ 8,412	$ 8,852